UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) July 22, 2005 (July 18, 2005)


                     Conversion Services International, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-30420               20-1010495
 ----------------------------        ------------        -------------------
 (State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)


     100 Eagle Rock Avenue, East Hanover,
                 New Jersey                                    07936
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   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (973) 560-9400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 18, 2005, Conversion Services International, Inc. (the "Company") entered into (and simultaneously consummated) an asset purchase agreement (the "Agreement") with Similarity Vector Technologies (Sivtech) Limited, a company organized under the laws of Ireland (d/b/a Similarity Systems) ("SVT"),
Similarity  Systems,  Inc.,  a  Delaware  corporation  ("Similarity"),  and  the
Company's subsidiary, Evoke Software Corporation, a Delaware corporation ("Evoke"). Pursuant to the Agreement, the Company sold substantially all of the assets of Evoke to SVT and Similarity for aggregate consideration consisting of:
(i) the assumption of substantially all of the liabilities of Evoke (the "Assumed Liabilities"), (ii) $645,000 in cash, (iii) shares of SVT, subject to certain conditions described below (the "Holdback Shares"), and a potential earnout, as described below (the "Earnout").

The following describes certain of the material terms of the transaction. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction which are included as exhibits to this Current Report on Form 8-K:

General

On July 18, 2005 (the "Closing Date"), the Company completed the sale of substantially all of the assets of Evoke and received aggregate consideration of $645,000 cash, the assumption by Similarity and SVT of the Assumed Liabilities, the Holdback Shares and the Earnout.

The Holdback Shares

If within sixty (60) days following the Closing Date, certain contingencies have been satisfied (the "Trigger"), SVT shall deliver to the Company 567,075 shares of SVT common stock. In addition to the foregoing, if the Trigger has been met, and consents from entities who are parties to contracts with Evoke have been delivered by the Company to SVT or Similarity, SVT shall deliver to the Company up to 253,978 additional shares of SVT common stock 190 days following the Closing Date.

The Earnout

SVT will pay additional consideration to the Company (the "Earnout Consideration") in an amount equal to thirteen percent (13%) of the Qualified Revenue for successive fiscal quarters following the Closing Date. "Qualified Revenue" means the cash receipts of SVT and its Subsidiaries in respect of the sale of product license and maintenance and support services of (i) SVT's Athanor product and (ii) the products of the Evoke business, in each case, as sold, invoiced and shipped or provided following the Closing Date and less any sales, use, excise value-added or similar taxes, commissions, rebates, and refunds. The maximum amount of Earnout Consideration to which the Company is entitled in any twelve (12) month period is $466,667 and the aggregate maximum amount of Earnout Consideration to which the Company is entitled pursuant to this Agreement is $1,400,000.

The Lockup

The Company has agreed not to, without the prior written consent of SVT, sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, shares of SVT stock received by the Company pursuant to the Agreement for a period of 2 years from the Closing Date; provided, however, that such restrictions on transferability of the SVT stock shall terminate upon the consummation of SVT's first firm commitment underwritten public offering of SVT's ordinary shares where the shares are subsequently traded primarily on the Nasdaq Stock Market's National Market or Small-Cap Market, the New York Stock Exchange, the London Stock Exchange or the

American Stock Exchange (an "Initial Offering") or upon such earlier date as may be agreed between the Company and SVT. In addition, the Company has agreed that it will not, without the prior written consent of SVT, sell publicly any shares of SVT's stock for a period of 180 days (or such longer period as may be agreed between the Company and SVT) following the effective date of the Initial Offering; provided that the foregoing shall only be applicable to the Company if all officers, directors and holders of two percent (2%) or more of the stock of SVT enter into similar agreements.

Other Material Terms

As set forth more fully in the Agreement, the Assumed Liabilities include, but are not limited to, a lease with respect to a facility located in Austin, Texas and a number of leases in Boulder, Colorado.

As set forth more fully in the Agreement, the purchase price is subject to potential adjustment (increase or decrease) based upon Evoke's net assets and working capital immediately prior to the Closing Date and the amount, if any, that such net assets and working capital exceed or fall below certain threshholds.

Item 7.01. Regulation FD Disclosure.

On July 18, 2005, the Company issued a press release announcing completion of the Transaction described above. The press release is attached hereto as Exhibit
99. 1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

      2.1 Asset Purchase Agreement dated July 18, 2005 between Similarity Technologies (SIVTECH) Limited, Similarity Systems Inc., Conversion Services International Inc. and Evoke Software Corporation. . 2.2 Bill of Sale, Assignment and Assumption Agreement dated July 18, 2005 between Evoke Software Corporation and Similarity Vector Technologies (SIVTECH) Limited.

      2.3 Bill of Sale, Assignment and Assumption Agreement dated July 18, 2005 between Evoke Software Corporation and Similarity Systems Inc.

      2.4   Intellectual Property and Domain Name Assignment dated July 18, 2005
            between   Evoke   Software   Corporation   and   Similarity   Vector
            Technologies (SIVTECH) Limited.

      99.1  Press Release of the Company, dated July 18, 2005.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 22, 2005                   CONVERSION SERVICES INTERNATIONAL, INC.


                                By: /s/ Scott Newman
                                    ----------------------------------
                                    Name:  Scott Newman
                                    Title: President and Chief Executive Officer